Leases (Tables)	12 Months Ended
Jan. 28, 2012
Minimum Rental Commitments under Non-Cancelable Operating Leases and Capital Leases

Minimum rental commitments under non-cancelable operating leases and capital leases as of January 28, 2012 are as follows:

	Operating leases(1)			Capital leases
(In millions)	Gross minimum rentals	Sublease income	Net minimum rentals	Lease obligation

2012	$654	$17	$637	$34
2013	610	16	594	32
2014	553	12	541	29
2015	487	9	478	26
2016	402	7	395	23
2017 and subsequent	1,696	20	1,676	105

Total	$4,402	$81	$4,321	$249

(1)	Excluded from the minimum rental commitments displayed above are approximately $2.1 billion related to options to extend ground lease terms that are reasonably assured of being exercised, the balance of which is predominantly related to fiscals 2017 and thereafter.